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                               EIGHTH AMENDMENT TO
                                CREDIT AGREEMENT

         THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT ("Eighth Amendment") dated as December 3, 2001. by and among SUCCESSORIES, INC., an Illinois corporation, SUCCESSORIES OF ILLINOIS, INC., an Illinois corporation, and CELEX SUCCESSORIES, INC., a Canadian corporation (hereinafter, together with their successors in title and assigns, called the "Borrowers" and each of which individually is a "Borrower"), THE PROVIDENT BANK, as Agent, an Ohio banking corporation ("Agent"), and various Lenders as set forth in the Credit Agreement.

                              PRELIMINARY STATEMENT

         WHEREAS, Borrowers, Agent and Lenders have entered into a Credit Agreement dated as June 20, 1997, as amended by a First Amendment dated as of July 16, 1997, a Second Amendment dated as of May 14, 1998, a Third Amendment dated as of September 1, 1998, a Fourth Amendment dated as of April 28, 1999, a Fifth Amendment dated as of April 6, 2000, a Sixth Amendment dated as of August 28, 2000, and a Seventh Amendment dated as of September 4, 2001 (as so amended, the "Credit Agreement");

         WHEREAS, Borrowers have requested and Agent and Lenders have agreed to make amendments to certain definitions in the Credit Agreement and waive certain covenants set forth in the Credit Agreement; and

         WHEREAS, Borrowers, Agent and Lenders now wish to amend the Credit Agreement in accordance with the terms and provisions hereof.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to supplement and amend the Credit Agreement upon such terms and conditions as follows:

         1. CAPITALIZED TERMS. All capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement unless the context hereof requires otherwise. Any definitions as capitalized terms set forth herein shall be deemed incorporated into the Credit Agreement as amended by this Eighth Amendment.

         2. Definitions; Exhibits.

         (a) The following definitions contained in Section 1.2 of the Credit Agreement are hereby amended in their entirety to read as follows:

                  "APPLICABLE MARGIN" means two percent (2%) for the Loans.

                  "BORROWING BASE" means, as of any date of determination, the sum of (a) an amount equal to eighty-five percent (85%) of Eligible Receivables, PLUS (b) an amount equal to the lesser of Three Million and 00/100 Dollars ($3,000,000.00) and an amount equal to the percentage of Eligible Inventory equal to the Advance Rate.

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         (b) Section 1.2 of the Credit Agreement is hereby amended to add the following definition to read in its entirety as follows:

                  "EIGHTH AMENDMENT CLOSING DATE" means the day on which the Eighth Amendment to Credit Agreement is executed and delivered by all applicable parties.

         3. WAIVER OF CERTAIN COVENANTS Lenders and Agent hereby agree to waive the application of Sections 7.1 and 7.2 of the Credit Agreement as they relate solely to the Reference Period ending closest to the October 31, 2001 Computation Date. This waiver applies only to Sections 7.1 and 7.2 of the Credit Agreement as they relate solely to the Reference Period ending closest to the October 31, 2001 Computation Date and does not otherwise modify or waive any other covenant or agreement contained in the Credit Agreement. Lenders and Agent hereby reserve their right to exercise in their discretion any and all of the rights and remedies under the Credit Agreement, applicable law or otherwise.

         4. REAFFIRMATION OF COVENANTS, WARRANTIES AND REPRESENTATIONS. Borrowers hereby agree and covenant that all representations and warranties set forth in the Credit Agreement including, without limitation, all of those representations and warranties set forth in Article 5 thereof, are true and accurate as of the date hereof and except to the extent that such relate to a specific date. Borrowers further reaffirm all covenants set forth in the Credit Agreement, and reaffirm each of the affirmative covenants set forth in Article 6, all financial covenants set forth in Article 7, except to the extent modified or amended by this Eighth Amendment, and all negative covenants set forth in
Article 8 thereof, as if fully set forth herein.

         5. CONDITIONS PRECEDENT TO CLOSING OF EIGHTH AMENDMENT. On or prior to the Eighth Amendment Closing Date, each of the following conditions precedent shall have been satisfied:

                  (a) DOCUMENTS. Each of the documents to be executed and delivered at the Eighth Amendment Closing and all other certificates, documents and instruments to be executed in connection herewith shall have been duly and properly authorized, executed and delivered by Borrowers and shall be in full force and effect on and as of the Eighth Amendment Closing Date.

                  (b) ADJUSTED BORROWING BASE. Pursuant to Section 6.1(l) of the Credit Agreement, Borrowers shall provide to Agent a Compliance Certificate and a Borrowing Base Certificate, for the most recent period in reasonable detail, accurate and complete in all material respects, useable in determination of the Maximum Borrowing Base.

                  (c) LEGALITY OF TRANSACTIONS. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful (i) for Agent and each Lender to perform any of their agreements or obligations under any of the Loan Documents, or (ii) for Borrowers to perform any of their agreements or obligations under any of the Loan Documents.

                   (d) PERFORMANCE. Except as set forth herein, Borrowers shall have duly and properly performed, complied with and observed each of their covenants, agreements and obligations contained in each of the Loan Documents. Except as set forth herein, no event shall

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have occurred on or prior to the Eighth Amendment Closing Date, and no condition shall exist on the Eighth Amendment Closing Date which constitutes a Default or an Event of Default.

                  (e) PROCEEDINGS AND DOCUMENTS. All corporate, governmental and other proceedings in connection with the transactions contemplated on the Eighth Amendment Closing Date, each of the other Loan Documents and all instruments and documents incidental thereto, shall be in form and substance reasonably satisfactory to Agent.

                  (f) NO CHANGES. Since the date of the most recent balance sheets of Borrowers delivered to Agent, no changes shall have occurred in the assets, liabilities, financial condition, business, operations or prospects of Borrowers which, individually or in the aggregate, are material to Borrowers, except as otherwise disclosed to Lenders and Agents in writing, and Agent shall have completed such review of the status of all current and pending legal issues as Agent shall deem necessary or appropriate.

         6. MISCELLANEOUS.

                  (a) Borrowers shall reimburse Agent for all fees and disbursements of legal counsel to Agent which shall have been incurred by Agent in connection with the preparation, negotiation, review, execution and delivery of this Eighth Amendment and the handling of any other matters incidental hereto.

                  (b) All of the terms, conditions and provisions of the Credit Agreement not herein modified shall remain in full force and effect. In the event a term, condition or provision of the Credit Agreement conflicts with a term, condition or provision of this Eighth Amendment, the latter shall govern.

                  (c) This Eighth Amendment shall be governed by and shall be construed and interpreted in accordance with the laws of the State of Ohio.

                  (d) This Eighth Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

                  (e) This Eighth Amendment may be executed in several counterparts, each of which shall constitute an original, but all which together shall constitute one and the same agreement.


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         IN WITNESS WHEREOF, this Eighth Amendment has been duly executed and delivered by or on behalf of each of the parties as of the day and year first above written.

                                   BORROWERS:

                                  SUCCESSORIES, INC., an Illinois corporation

                                   By:
                                      -----------------------------------------
                                   Name:    Gary J. Rovansek
                                   Title:   President


                                  SUCCESSORIES OF ILLINOIS, INC., an Illinois corporation

                                   By:
                                      -----------------------------------------
                                   Name:    Gary J. Rovansek
                                   Title:   President


                                  CELEX SUCCESSORIES, INC., a Canadian
                                  corporation

                                   By:
                                      -----------------------------------------
                                   Name:    Gary J. Rovansek
                                   Title:   President

                                   AGENT:

                                  THE PROVIDENT BANK, as Agent, an Ohio banking corporation

                                   By:
                                      -----------------------------------------
                                   Name:    Nick Jevic
                                   Title:   Senior Vice President

                                   LENDERS:

                                  THE PROVIDENT BANK, an Ohio banking
                                  corporation

                                   By:
                                      -----------------------------------------
                                   Name:    Nick Jevic
                                   Title:   Senior Vice President